March 2020 Corporate Presentation (NASDAQ: OVID) Exhibit 99.1

Disclaimers and Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "will," "believe," "expect," "plan," "anticipate" and similar expressions (as well as other words or expressions referencing future events or circumstances) are intended to identify forward-looking statements. Forward-looking statements contained in this presentation may include statements about the progress, timing, clinical development and scope of clinical trials and the reporting of clinical data for the Company’s product candidates; the potential clinical benefit of the Company’s product candidates; the timing and outcome of discussions with regulatory authorities; the success of any partnering opportunities; and the use of 24HC as a biomarker for target engagement. Each of these forward-looking statements involves risks and uncertainties. These statements are based on the Company’s current expectations and projections made by management and are not guarantees of future performance. Therefore, actual events, outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Factors that may cause actual results to differ materially from these forward-looking statements include the fact that initial data from clinical trials may not be indicative and are not guarantees, of the final results of the clinical trials and are subject to the risk that one or more clinical outcomes may materially change as patient enrollment continues and or more patient data becomes available. Additional risks that could cause actual results to differ materially from those in the forward-looking statements are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including the "Risk Factors" sections contained therein. Except as otherwise required under federal securities laws, we do not have any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

The Ovid Opportunity Experienced, Proven Leadership Team Focused on Execution Proforma cash of ~$71M(1); fully funded through clinical data events (1) Company Press Release, November 8, 2019 Pivotal Phase 3 trial for OV101 in Angelman syndrome ongoing; expect data in mid-2020 NEPTUNE OV935 program in Phase 2 studies for rare epilepsies; partnered with Takeda; Expect data in 1Q (ARCADE) and 2H 2020 (ELEKTRA – fully enrolled) ARCADE / ELEKTRA Multiple additional clinical data readouts during 2020 ROCKET/SKY ROCKET/ENDYMION

Multiple Clinical Data Readouts Expected in 2020

PRODUCT CANDIDATE	INDICATION	RESEARCH	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3	KEY MILESTONES
OV101 δ-selective $GABA_A$ receptor agonist	Angelman Syndrome					NEPTUNE – Ongoing ELARA OLE – Ongoing	NEPTUNE Data: Mid-2020
	Fragile X				ROCKET – Ongoing SKY ROCKET - Ongoing		ROCKET & SKY ROCKET Q2 2020
OV935 CH24H inhibitor Ovid Therapeutics / Takeda	CDKL5 Deficiency Disorder / Dup15q Syndrome				ARCADE – Ongoing ENDYMION OLE – Ongoing		ARCADE: 1Q 2020 ENDYMION: 1Q 2020
	Dravet / LGS				ELEKTRA – Fully Enrolled ENDYMION OLE – Ongoing		ELEKTRA: 2H 2020 ENDYMION: 2H 2020
OV329 GABA aminotransferase inhibitor	Treatment Resistant Epilepsy						
OV881 microRNA	Angelman Syndrome						

Ovid THERAPEUTICS

3

Addressing Unmet Needs in Significant Populations



US Patients Covered by Ovid Programs [1]
80,000
60,000
40,000
20,000
0
~24,000
~70,000
~72,000 [1]
Angelman
Fragile X
Epilepsies
Example of Other Rare Disorders Populations
~12,000
~30,000
Duchenne
Cystic Fibrosis



Illustrative Example of Gross Sales [2]
Gross Sales ($MM)
3,000
2,500
2,000
1,500
1,000
500
-
$100K/Pt/Year
$50K/Pt/Year
0
5,000
10,000
15,000
20,000
25,000
Patients

[1] Based on estimated prevalence. Epilepsy estimate includes only four types currently represented in Ovid clinical studies: Dravet, LGS, Dup15q, CDD., estimate patients in the US only

[2] Based on illustrative orphan drug pricing

Ovid THERAPEUTICS

4

NEPTUNE, if positive, will be part of a broad data set to support registrational filings for OV101 in the U.S. and rest of world Angelman Syndrome STARS study OV101 QD provides foundation for Phase 3 program given statistically significant, and clinically meaningful effect in CGI-I versus placebo Favorable safety and tolerability profile Phase 3 NEPTUNE Enrollment ongoing Topline readout mid-2020 Primary endpoint CGI-I-AS OV101 AS Neurodevelopmental disorder characterized by profound developmental delay and impairments across motor, sleep and behavioral areas ~24K patients in the US No approved therapies

Angelman Syndrome Need for effective treatment options could not be greater No approved therapies since condition first described in 19651 Treatment options are symptomatic and include anti-seizure therapies Affects 1:12,000 to 20,000 people2,3,4 Affects males and females in equal numbers3 Disease results from loss of functional UBE3A protein due to defect of UBE3A gene on maternal chromosome 15 Decreased extrasynaptic GABA levels lead to decreased tonic inhibition and resulting downstream clinical phenotype Characterized by profound developmental delay, ataxia and gait disturbance, sleep disorder, seizures, heightened anxiety & aggression, and severe speech impairments 1. Buiting K et al. Nat Rev Neurol. 2016;12:584-593. 2. NORD, NIH website, Genetics Home Reference and NCBI. 3. Bird LM. Appl Clin Genet. 2014;7:93-104. 4. Assume 24,000 US patients

Background on Angelman Syndrome and OV101



Presynaptic Neuron
GABA production
GABA transporter
GABA
Synaptic
Extrasynaptic
δ
OV101
Post-synaptic Neuron
HEALTHY
ANGELMAN

OV101

Restores impaired tonic inhibition

- Highly selective extrasynaptic $GABA_A$ receptor ($GABA_AR$) agonist, which binds to the δ-subunit of $GABA_AR$ as an orthosteric agonist
- Differentiated from all other GABAA modulators
- Restores deficits in tonic inhibition in a preclinical mouse model of Angelman syndrome
- Has the potential to normalize tonic inhibition in humans

UBE3A, ubiquitin protein ligase E3A; GABA, γ-aminobutyric acid.

7

STARS: A Phase 2 Clinical Trial in Angelman Syndrome



Screening
Baseline & Randomize (1:1:1)
Placebo (placebo morning, placebo night)
OV101 QD (placebo morning, 15 mg evening)
OV101 BID (10 mg morning, 15 mg evening)
-2
0
6
12
Assessment Points (weeks)

Trial Design and Key Inclusion Criteria

- 88 adults and adolescents
- 12 sites in US, 1 site in Israel
- Age 13–49 years, inclusive
- Genetic diagnosis of Angelman syndrome
- Receiving a stable regimen of concomitant medications for at least 4 weeks prior to baseline*

Outcome Measures

Primary Outcome Measure:

- Safety and tolerability of OV101 vs placebo

Exploratory Outcome Measures:

- Efficacy measures of OV101 vs placebo

Ovid THERAPEUTICS

* Excluding, poorly controlled seizure activity, concomitant use of minocycline, levodopa, zolpidem, zaleplon, eszopiclone, ramelteon, or cannabinoid derivatives or any other investigational agent, device, and/or procedure.
BID=twice a day; QD=every day.

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CGI-I Captures the Improvement in the Totality of a Patient's Symptoms

Changes of 0.5 point in the scale represent a clinically meaningful change for this patient population

Patients Rated on a Likert 7-Point Scale

7 = very much worse
6 = much worse
5 = minimally worse
4 = no change
3 = minimally improved
2 = much improved
1 = very much improved

- Validated measure used in neurology and psychiatry trials
- Co-primary or key secondary endpoint in several FDA-approved and ongoing clinical trial programs including: Nuplazid (Psychosis), Intuniv (ADHD)
- Clinician assessed
- Captures the improvement in the totality of a patient's symptoms

STARS - Achieved a Clinically and Statistically Meaningful Change of 0.79 vs placebo in CGI-I



Mean CGI-I Score*
7
6
5
4
3
2
1
P=0.3446
P=0.0006
Value of 4 represents no change on CGI-I
3.79
3.00
3.58
Placebo (n=27)
OV101 QD (n=27)

*Least-square mean difference [Drug-Placebo] (95% CI) was -0.78 (-1.22, -0.35) with OV101 QD and -0.21 (-0.64, 0.22) with OV101 BID. BID=twice a day; CGI-I=Clinical Global Impressions–Improvement; QD=every day.
Bird LM et al. Poster presented at: AACAP 2018.

Ovid THERAPEUTICS

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74% of STARS Study Responders Experienced Clinical Improvement in Multiple Domains 1 3 Domains Improvement Driver(s): Domains: 2 Domains 1 Domain (1) Responder analysis from the QD patient arm of STARS study n=27. Effect over multiple domains in this heterogeneous population is best captured by CGI-I

STARS Data Supports Once a Day Dosing for the Phase 3 NEPTUNE Trial AS=Angelman syndrome; BID=twice a day; CGI-I=Clinical Global Impressions–Improvement; QD=every day. Bird LM et al. Poster presented at: AACAP 2018. Subjects in Each CGI-I Score Category (%) 22.2 66.6 42.8 Effect Increases Over Time and in the Younger Patient Population Note: Age Group and Duration were both post-hoc analyses Age Group

Consistent Positive Results from the Phase 2 STARS Study Strong safety and tolerability profile Statistically significant results in CGI-I 74% of responders experienced clinical meaningful improvement in multiple domains QD dosing arm had 3X number of responders vs. placebo (66% vs. 22%) 1 Effect of OV101 increases over time Effect is strongest in younger patients Provides Foundation for Phase 3 Design and Regulatory Pathway to Approval (1) QD dosing arm with 18 responders out of 27 patients; placebo arm with 6 responders out of 27 patients.

NEPTUNE – Pivotal Phase 3 Study in Angelman Syndrome Initiated; Anticipate Data by Mid-2020



Screening
Baseline & Randomize (1:1)
Placebo (at bedtime)
OV101 QD (weight based dosing, at bedtime)
-2
0
6
12
Assessment Points (weeks)

Objectives

Primary endpoint: CGI-I-AS at Week 12 of OV101 vs placebo
Secondary endpoints:

- Sleep measures
- Communication, motor skills, socialization, daily living skills, and maladaptive behavior domains, as assessed by the Vineland Adaptive Behavior Scale 3rd edition
- Change in CGI-S-AS Symptoms Overall

Trial design

- Randomized, double-blind, Phase 3 study based on FDA feedback
- Up to 15 sites in United States, Israel, Australia and Europe
- Approximately 60 subjects (ages 4 –12 years)
- Approximately 5 subjects ages 2 – 3 years for safety only
- Powered to detect a clinically meaningful difference in CGI-I-AS

Ovid THERAPEUTICS

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Clear Regulatory Path Forward to Registration for OV101 for AS* Strategic Positioning First in disease, first-in-class, first-line treatment for individuals with Angelman syndrome* No approved therapies for Angelman syndrome Orphan drug designation in US and EU US Registration Package to Support Global Development Plan: *Assumes positive results from the Phase 3 NEPTUNE trial. Planned filing package = Phase 3 NEPTUNE study (single pivotal trial) + Phase 2 STARS study (supportive evidence) + preclinical / safety data from prior insomnia studies + other preclinical / safety data Extensive safety database Initial filing package would serve as basis for rest of world

Fragile X Syndrome OV101 normalizes anxiety, irritability, repetitive behaviors and hyperactivity in animal models of Fragile X ~70K patients in the US No approved therapies ROCKET Phase 2 signal-finding study to assess: Three different daytime dose regimens Safety and tolerability (primary endpoint) Changes in behavioral symptoms Data expected early 2Q 2020  SKY ROCKET Non-drug study to assess the suitability of scales for the measurement of behavior, sleep and functioning Data expected early 2Q 2020 OV101 FXS

ROCKET: Phase 2 Signal Finding in Fragile X Syndrome to Assess Safety, Tolerability, Efficacy, and Optimal Dose


Screening
Baseline & Randomize (1:1:1)
OV101 5 mg QD
OV101 5 mg BID
OV101 5 mg TID

Endpoints

Primary Endpoint:

- Safety and tolerability of OV101 over 12 weeks across 3 daily dosing regimens

Secondary Endpoint:

- Changes in behavior (ABC-C, ADAMS) at 12 weeks

Key Inclusion Criteria

- Adult and adolescent males with diagnosis of FXS (n~20-30)
- Ages: 13–22 years
- CGI-S score of ≥ 4
- IQ under 75

Sites – 8 in US and 1 in Israel

Ovid THERAPEUTICS

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OV101: Upcoming Data Readouts NEPTUNE Phase 3 study in Angelman syndrome Topline readout anticipated mid-2020 ROCKET & SKY ROCKET Phase 2 studies in Fragile X syndrome Data anticipated early 2Q 2020

Robust clinical program for developmental and epileptic encephalopathies (DEE) patients In adult Phase 1b/2a study Good safety profile and generally well tolerated 61% reduction in median seizure frequency ENDYMION (open label extension) evaluating long-term safety and efficacy In a cohort from our Phase 1b/2a study (“2001 Study”): Continued to see favorable safety and tolerability profile Achieved a 90% median reduction in seizures in patients on drug out to 48 weeks Open-label ARCADE study for early signal finding in Dup15q and CDKL5 Data 1Q:20 ELEKTRA study is POC for DS and LGS Study is fully enrolled; data in 2H:20 Strong preclinical data support clinical development Rare Epilepsies Novel CH24H enzyme target & unique MOA OV935 (soticlestat)

DEE Encompass Diverse Etiologies with Few or No Approved Treatments

Soticlestat has the potential to treat ~70K patients in the U.S. that are affected by these conditions

	CDKL5 Deficiency Disorder (CDD)	Chromosome 15q Duplication Syndrome (Dup15q)	Dravet Syndrome (DS)	Lennox-Gastaut Syndrome (LGS)
Etiology	Mutations in *CDKL5* gene on X chromosome	Duplication in chromosome 15q11.2-q13.1 region	80% have mutations in *Scn1a* gene	Multiple
Age of onset	Birth–3 months	6 months–9 years	Birth–1 year	2–5 years
Prevalence	~1:40,000–1:60,000 (5.5K- 8.1K Patients in the US)	~1:30,000 (11K Patients in the US)	~1:15,000–1:21,000 (15.5K to 22K patients in the US)	~1:11,000 (30K Patients in the US)
Clinical Manifestations	• Long, intractable seizures, periods of repeated seizures • Mainly affects females • Atypical hypsarrhythmia pattern on EEG over time • Repetitive hand movements • Hypotonia	• Hypotonia, motor delays, ASD symptoms, anxiety disorder • Infantile spasms progressing to LGS-type syndrome	• Prolonged focal that can evolve to generalized convulsive tonic-clonic seizures • First seizure associated with fever in 60% of cases • Developmental delay	• Drop seizures • Multiple seizure types • More common in males • Intellectual disabilities along with psychiatric comorbidities • Distinctive EEG brain wave pattern
FDA-approved Therapies	None	None	Epidiolex® (cannabidiol), stiripentol	Lamotrigine, topiramate, felbamate, rufinamide, clobazam, clonazepam, Epidiolex® (cannabidiol)

ARCADE (CDD, Dup15q) — ELEKTRA (DS, LGS)

Ovid THERAPEUTICS

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OV935 (soticlestat): A Highly-selective First-in-Class CH24H Inhibitor in Development to Reduce Glutamatergic Signaling and Help Improve Seizure Control

OV935 **inhibits CH24H** resulting in a dose-dependent reduction in plasma **24HC levels**[1]

Reducing 24HC levels **mediates reduced glutamatergic signaling, modulation of glial (ie, astrocyte and microglia) function and activation, and reduced inflammation**[1]

Thus, OV935 has the potential to reduce seizure susceptibility and improve seizure control[1]

OV935 may provide benefit through mechanisms that are not targets of conventional AEDs[1,2]

Mechanism of OV935[1,2]



EPILEPTOGENIC INSULT
OV935
Cholesterol
CH24H
↑ 24HC
↑ Modulation of NMDA Receptor
↑ Modulation of Glial Function
↑ Glutamate Release
↑ Inflammation
↑ Tissue Excitability
Epilepsy

Ovid THERAPEUTICS

1. Salamone A et al. Poster presented at: ECE 2018. 2. Nishi T et al. Poster presented at: AAN 2018.

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Phase 1b/2a Placebo-Controlled 12-week Adult DEE Trial Results
Soticlestat Was Well Tolerated with Reduced Seizure Frequency Over Time

Safety And Tolerability

- Soticlestat achieved primary endpoint of safety and tolerability as measured by incidence of adverse events (AEs)*
- The majority of AEs were mild

Seizure Frequency

- 61% reduction in median seizure frequency observed at scheduled Day 92
- Two of 11 patients became seizure-free (last 28 days of treatment to Day 92)



Median Reduction from Baseline in Total Seizures** per 28 Days (FSA, Part 2, excluding patients on perampanel)a
0%
20%
40%
60%
80%
100%
Reduction
n=13
37%
n=11
41%
n=11
61%
69
85
92
Time (Study Days)

Patient Diagnosis at Trial Entry

- LGS (n=6), Dravet (n=1), DEE (n=6), Tuberous sclerosis (n=1), All other (n=4)

Ovid THERAPEUTICS

*AEs that occurred more frequently in the soticlestat-treatment group vs placebo group were dysarthria, insomnia, lethargy, seizure cluster, and upper respiratory infection.
**Data represent per protocol analyses; ITT group (n=18) demonstrated median reduction in total seizures of 36% at Day 85. Two patients withdrew in Part 1 (weakness (n=1); difficulty with walking/worsening lethargy (n=1)) and two patients withdrew in Part 2 (seizure cluster (n=2)). [a] Based on an interval averaged over 28 days, excluding myoclonic seizures. The first dose day is Study Day 1.

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ENDYMION: An OLE Study to Evaluate Long-Term Safety and Efficacy of Soticlestat Trial Design Prospective, interventional, open-label, multi-site, extension trial Endpoints Aged ≥2 and ≤65 years Has participated in a previous soticlestat trial Soticlestat Treatment (104 weeks) (Up to 2 weeks titration followed by ~102 weeks maintenance)* Completion of Previous Soticlestat Study *Patients who roll over from an open-label trial will continue on their current dose for 104 weeks without titration. Key Inclusion Criteria Primary: Safety and tolerability Secondary: % change in median seizure frequency

ENDYMION: Median Seizure Frequency Reduction Increased Over Time Chart shows data from the 6 patients in adult DEE trial who continued in ENDYMION after the 2001 Study Break between end of Adult DEE trial and ENDYMION (range 6-52 weeks) Baseline seizure frequency of median 11.5 seizures per 28 days in ENDYMION Longest seizure free interval 264 days (out of total treatment duration 350 days) in ENDYMION -48% -90% -84% -65% -59% Last 28 days in adult DEE Study Median % change in seizure frequency including the patient with concomitant perampanel (n=7) per 12 weeks: -31%, -46%, -82%, -90% *two patients have not yet completed 48 weeks of dosing

ENDYMION: Summary of Findings and Interpretations Safety Soticlestat continues to show a favorable safety and tolerability profile No new safety signals were identified with longer term exposure Majority of AEs are mild; no SAEs reported Consistent with prior observations in 12-week Phase 1b/2a adult DEE trial Efficacy  Consistent with prior observations in 12-week Phase 1b/2a adult DEE trial Data suggest increasing activity with longer duration of soticlestat treatment Reduction of seizure activity appears to occur progressively Some patients experience prolonged intervals of seizure freedom Encouraging data despite small number of patients

Soticlestat: Upcoming Data Readouts ARCADE (Ultra Rare DEEs) All completed patients have rolled over into ENDYMION ARCADE trial initial data anticipated for Q1 2020 If positive, will engage global regulatory authorities to discuss registration path ELEKTRA (LGS and Dravet) Interest in trial has been strong and all completed patients have rolled over into ENDYMION Fully enrolled, ahead of initial expectations ELEKTRA trial topline results anticipated in 2H 2020

2020: A Transformative Year for Ovid We anticipate significant value-creating events over the coming year 1As of September 30, 2019, pro forma for estimated proceeds from the October 2019 financing. Financial highlights ~$71.6 million in cash, cash equivalents and short term investments1 ~47.8 million shares of common stock outstanding1 OV101: Fragile X syndrome (early 2Q 2020) Angelman syndrome (mid-2020) OV935: ARCADE initial data (1Q 2020), ENDYMION data ELEKTRA topline data (2H 2020), ENDYMION data

Ovid Therapeutics: Our Inspiration to Succeed